Michele Drummey
Vice President, Corporate Counsel
Law Department–Prudential Retirement

The Prudential Insurance Company of America
280 Trumbull Street, 16th Floor
Hartford, CT 06103
Tel 860-534-4245, Fax 860-534-8885
Michele.Drummey@prudential.com

March 6, 2020
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:	Prudential Discovery Select Group Variable Contract Account (File No. 811-08091) Discovery Select Group Retirement Annuity (File No. 333-23271)
Dear Commissioners:
On behalf of The Prudential Insurance Company of America and the Prudential Discovery Select Group Variable Contract Account (the “Account”), please accept this information concerning the filing of the annual reports made with the Commission by the underlying mutual funds and portfolios within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), each fund company listed below filed a report on Form N-CSR with the Securities and Exchange Commission. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted those fund reports to its shareholders of record. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following annual reports with respect to the fund companies specified below:
Fund Company                 1940 Act Registration No.
AB Variable Products Series Fund, Inc.    811-05398
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)    811-07452
Janus Aspen Series     811-07736
MFS® Variable Insurance Trust      811-08326
Prudential Series Fund      811-03623
T. Rowe Price Equity Series, Inc.      811-07143
T. Rowe Price International Series, Inc.      811-07145

If you have any questions regarding this filing, please contact me at (860) 534-4245.
Sincerely,

/s/ Michele Drummey
Michele Drummey
Vice President and Corporate Counsel